Second Quarter 2025

Earnings Supplement

August 2025



Astrana Health

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's last Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA and adjusted EBITDA margin in 2024 and in future years for planned acquisitions, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Second Quarter 2025 Performance Highlights

($ in millions, except for per share information)

Q2 2025
Financial Results

Revenue	$654.8	**Adjusted EBITDA**[1]	$48.1
Net Income attr. to ASTH	$9.4	**EPS – Diluted**	$0.19

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

FY2025 Guidance

($ in millions)

	Q2 2025 Financial Results
Revenue	$654.8
Adjusted EBITDA[1]	$48.1

	Actual FY 2024 Results	FY 2025 Guidance Range[1]
Total Revenue	$2,034.5	$3,100 - $3,300
Adjusted EBITDA[1]	$170.4	$215 - $225

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA," "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2

Second Quarter 2025 Highlights and Recent Updates

Growth
Sustainably growing membership to bring better care to more Americans

- Closed acquisition of Prospect; Astrana is now serving over 1.6 million patients in value-based arrangements
- 1.4 million members in our Care Partners segment pro forma

Risk Progression
Increasing alignment through total cost of care responsibility in value-based arrangements

- 78% of our revenues coming from fully capitated arrangements versus 60% a year ago and 75% in the first quarter

Outcomes and Cost
Achieving superior patient outcomes while managing cost

- Approximately 4.5% blended utilization trend across all lines of business

Operating Leverage
Driving operating leverage across our business through our Care Enablement suite

- We expect to achieve $12-15M in OpEx synergies from the Prospect transaction within 12-18 months

Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics


Capitated Revenue by Risk Arrangement[1]
100%
65%
35%
53%
47%
27%
73%
22%
78%
21%
79%
2021
2022
2023
2024
2025 Q2
2025E


Members by Risk Arrangement[2]
62%
38%
2025 Q2

Full-risk
Partial-risk
Projected

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment. We succeed in these contracts by **continuing to drive positive patient outcomes.**

1. Revenue by risk arrangement represents capitation revenue only
2. Members by risk arrangement represent Care Partners membership only as of June 30, 2025

Our Value-Based Care Business is Diverse

Revenue by Type[1]


0.6%
0.4%
94%
2%
3%
Capitation, net
Risk Pool Settlements & Incentives
Management Fee Income
Fee-for-service, net
Other Income

Revenue By Payer Type[1]


62%
29%
7%
2%
Medicare
Medicaid
Commercial
Other Third Parties

Revenue by Risk Arrangement[1,2]


75-85% of cap. revenue anticipated from full-risk exiting 2025
78%
22%
Full-risk
Partial-risk

Members by Risk Arrangement[3]


38%
62%
Full-risk
Partial-risk

1. Revenue for the quarter ended June30, 2025
2. Revenue by risk arrangement represents capitation revenue only
3. Members by risk arrangement represent Care Partners membership only as of June30, 2025

Astrana grows profitably across all market conditions


Revenue ($ in millions)
~34% CAGR
$561
$687
$774
$1,144
$1,387
$2,035
$3,100 – $3,300
2019
2020
2021
2022
2023
2024
2025E


Adj. EBITDA ($ in millions)
~26% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$170.4
$215 - $225
2019
2020
2021
2022
2023
2024
2025E

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

Quarter over Quarter Segment Revenue

Revenue *$ in millions*	**Care Partners** High-performing network of aligned providers	**Care Delivery** High-quality system of employed providers	**Care Enablement** Full-stack tech, clinical, and operations platform	**Inter-company**	**Total**
Q2 2025	$631.4	$38.4	$40.9	$(55.9)	$654.8
Q1 2025	$601.0	$33.4	$39.6	$(53.5)	$620.4
Q4 2024	$647.7	$36.4	$45.1	$(63.9)	$665.2
Q3 2024	$455.8	$34.7	$40.9	$(52.7)	$478.7
Q2 2024	$463.3	$34.9	$36.2	$(48.0)	$486.3

Note: Numbers may not total due to rounding. Certain amounts disclosed in the prior periods have been recast to conform to the current period presentation. Specifically, segments are presented net of intrasegment eliminations.

Building the premier, patient-centered healthcare platform for all

Astrana Health



Growth
Sustainably growing membership to bring better care to more Americans

Risk Progression
Increasing alignment through total cost of care responsibility in value-based arrangements

Outcomes and Cost
Achieving superior patient outcomes while managing cost

Operating Leverage
Driving operating leverage across our business through our Care Enablement suite

Care Partners | Care Delivery | Care Enablement

16	1.6M+	20k+	$3.3B	$264M
Markets[1]	VBC Members[2]	Providers	2024 PF Revenue[3]	2024 PF Adj. EBITDA[3,4]

Note: Assumes the closing of the proposed acquisition of Prospect Health; All financial and membership information shown onpage are approximations and are rounded.
Note: Colored states represent those with more than 5000 members

1. Proforma to Prospect acquisition
2. Members in value-based care arrangements
3. Financials shown on page based on pro forma 2024
4. Based on $170 million per Astrana's Adjusted EBITDA and Prospect's Adjusted EBITDA of $94 million for calendar year 2024

Selected Financial Results

Summary of Selected Financial Results

$ in thousands except per share data	Three Months Ended June 30, 2025	2024
Revenue		
Capitation, net	$ 614,108	$ 442,574
Risk pool settlements and incentives	15,402	18,408
Management fee income	2,577	1,604
Fee-for-service, net	17,878	19,959
Other revenue	4,843	3,720
Total revenue	654,808	486,265
Total expenses	634,468	456,199
Income from operations	20,340	30,066
Net income	$ 10,216	$ 21,866
Net income attributable to noncontrolling interests	793	2,695
Net income attributable to Astrana Health	$ 9,423	$ 19,171
Earnings per share – diluted	$ 0.19	$ 0.40
EBITDA[1]	$ 28,775	$ 44,412
Adjusted EBITDA[1]	$ 48,101	$ 47,917

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

Segment Results

For the three months ended June 30, 2025

$ in thousands		Care Partners	Care Delivery	Care Enablement	Intersegment Elimination	Corporate Costs	Consolidated Total
Total revenues	$	631,442	38,394	40,901	(55,929)	-	654,808
% change vs prior year quarter		36%	*10%*	*13%*			*35%*
Cost of services		536,266	27,873	31,130	(18,430)	-	576,839
General and administrative expenses[1]		45,491	8,374	7,930	(37,511)	33,345	57,629
Total expenses		581,757	36,247	39,060	(55,941)	33,345	634,468
Income (loss) from operations	$	49,685	2,147	1,841	12[2]	(33,345)	20,340
% change vs prior year quarter		23%	18%	(73)%			

1. Balance includes general and administrative expenses and depreciation and amortization.
2. Income from operations for the intersegment elimination represents sublease income between segments. Sublease income is presented within other income that is not presented in the table.

Balance Sheet Highlights

$ in millions	6/30/2025	12/31/2024	$ Change
Cash and cash equivalents and investments in marketable securities[1]	$342.1	$290.8	$51.3
Working capital	$269.4	$272.9	$(3.5)
Total stockholders' equity	$771.5	$716.7	$54.8

1. Excluding restricted cash

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands		Three Months Ended June 30, 2025		2024
Net Income	$	10,216	$	21,866
Interest Expense		7,382		8,587
Interest income		(2,336)		(3,513)
Provision for income taxes		6,609		10,031
Depreciation and amortization		6,904		7,441
EBITDA		28,775		44,412
Loss (income) from equity method investments		(381)		(902)
Other, net		7,998[2]		(2,983)[3]
Stock-based compensation		11,709		7,390
Adjusted EBITDA	$	48,101	$	47,917
Adjusted EBITDA margin[1]		7%		10%

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.
2. Other, net for the three months ended June 30, 2025 relates to transaction costs for our acquisition of Prospect, certain costs associated with the CHS transaction, non-cash changes related to the change in the fair value of our call option and Collar Agreement, and severance fees incurred.
3. Other, net for the three months ended June 30, 2024, relates to non-cash changes related to change in the fair value of the Company's Collar Agreement, transaction costs incurred for our investments and tax restructuring fees, and reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended June 30, 2025	Year Ended 2024	2023	2022	2021	2020	2019
Net Income	$ 27.6	$ 49.9	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	31.6	33.1	16.1	7.9	5.4	9.5	4.7
Interest income	(11.6)	(14.5)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	23.7	30.9	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	29.1	27.9	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	100.5	127.3	109.5	110.1	99.1	203.5	46.8
Income (loss) from equity method investments	(2.4)	(4.5)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	-	(2.2)	-	-
Other, net	25.8[2]	13.0[3]	6.2[4]	3.3[5]	(1.7)[6]	(0.5)[6]	2.0
Stock-based compensation	40.9	34.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	-	-	14.0	16.2[8]	26.4[8]	(103.3)[8]	1.5
Adjusted EBITDA[1]	$ 164.7	$ 170.4	$ 146.6	$ 140.0	$ 133.5	$ 102.8	54.2
Net Revenue	$ 2,419.1	$ 2,034.5	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	560.6
Adjusted EBITDA Margin[7]	7%	8%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for TTM ended June 30, 2025, relates to debt issuance costs expensed in connection with our Second Amended and Restated Credit Facility, transaction costs for our acquisitions and tax restructuring fees, data transition costs for our recent acquisitions, certain costs associated with the CHS transaction, severance fees incurred, non-cash changes related to change in the fair value of our call option, Collar Agreement, and financing obligation to purchase the remaining equity interest in one of our investments, and non-cash gain on debt extinguishment related to one of our promissory note payables; 3. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, our financing obligation to purchase the remaining equity interests in one of our investments, our contingent liabilities, and the Company's Collar Agreement; 4. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 5. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 6. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 7. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 8. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments

Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

(in thousands, $)	2025 Guidance Range Low	2025 Guidance Range High
Net Income	57,500	63,500
Interest expense	41,500	42,500
Provision for income taxes	31,000	34,000
Depreciation and amortization	32,000	32,000
EBITDA	162,000	172,000
Income from equity method investments	(2,000)	(2,000)
Other, net	20,000	20,000
Stock-based compensation	35,000	35,000
Adj. EBITDA	215,000	225,000

Note: See "Use of Non-GAAP Financial Measures" slide for more information.



Investor Relations
grant.hesser@astranahealth.com

Astrana Health